UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10445 PACIFIC CENTER COURT
SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On August 9, 2007, the registrant issued a press release announcing its financial results for the three and six months ended June 30, 2007.  A copy of the press release and accompanying information is attached as Exhibit 99.1 to this Current Report.

During the earnings call held on August 9, 2007, the Company presented the non-GAAP financial measure “cash burn,” which the Company defines as the net cash used in operating activities, as determined in accordance with GAAP, adjusted for the effects of purchases of property and equipment, increases in restricted cash, payments on debt obligations, proceeds from debt and realized premium/discount on short-term investments, all being determined in accordance with GAAP.   Cash burn should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  The Company’s management believes that cash burn is an important measure for investors, as it indicates the rate at which the Company is using its total cash and investment balances for general business activities.  The Company’s management also believes that the presentation of this non-GAAP financial measure will enable investors, analysts and readers of the financial statements to compare non-GAAP measures with relevant GAAP measures in all periods presented. The calculations of cash burn for the three and six months ended June 30, 2007 are as follows (in millions):

Actual	Three Months Ended June 30, 2007	Six Months Ended June 30, 2007
	(unaudited)	(unaudited)
Net cash used in operating activities	$9.2	$19.3
Purchase of property and equipment	2.5	6.5
Proceeds from debt	(1.3)	(5.6)
Payments on debt	1.5	2.7
Realized premium/discount on short-term investments	—	(0.3)

Cash burn	$11.9	$22.6

The information in this Item 2.02, and in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, regardless of any general incorporation language in any such filing, unless the registrant expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.                  Financial Statements and Exhibits.

(d)                     Exhibits

99.1                         Press release of the registrant dated August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: August 9, 2007		Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

99.1               Press release of the registrant dated August 9, 2007.